                                                                   EXHIBIT 10.33


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FORM CD-451                                              U.S. DEPARTMENT OF COMMERCE    [ ] GRANT          X COOPERATIVE AGREEMENT
(REV 10/98)
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                                                                                       ACCOUNTING CODE
                                    AMENDMENT TO                                       N/A
                             FINANCIAL ASSISTANCE AWARD                               ----------------------------------------------
                                                                                       AWARD NUMBER
                                                                                       NCR 92-18742
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RECIPIENT NAME                                                                         AMENDMENT NUMBER
Network Solutions, Incorporated                                                        Sixteen (16)
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STREET ADDRESS                                                                         EFFECTIVE DATE
505 Huntmar Park Drive                                                                 Upon Execution
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CITY, STATE, ZIP CODE                                                                  EXTEND WORK COMPLETION TO
Herndon, Virginia 22070                                                                N/A
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CFDA NO. AND PROJECT TITLE
11.-National Telecommunications and Information Administration
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COSTS ARE REVISED                    PREVIOUS                     ADD                       DEDUCT                      TOTAL
AS FOLLOWS:     N/A               ESTIMATED COST                                                                   ESTIMATED COST
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FEDERAL SHARE OF COST
                                 $                          $                          $                          $
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RECIPIENT SHARE OF COST
                                 $                          $                          $                          $
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TOTAL ESTIMATED COST
                                 $                          $                          $                          $
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REASON(S) FOR AMENDMENT

To revise the time line and composition for the development of the Shared Registration System, Shared Registry Section of Amendment
Number 11, as revised by Amendments 12, 13, 14, and 15.









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This Amendment approved by the Grants Officer is issued in triplicate and constitutes an obligation of Federal funding.
By signing the three documents, the Recipient agrees to comply with the Amendment provisions checked below and attached, as well as previous provisions incorporated into the Award. Upon acceptance by the Recipient, two signed Amendment documents shall be returned to the Grants Officer and the third document shall be retained by the Recipient. If not signed and returned without modification by the Recipient within 30 days of receipt, the Grants Officer may unilaterally terminate this Amendment.


 X  Special Award Conditions


[ ] Line Item Budget


[ ] Other(s) _____________________________________________________________________________________________________________________

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SIGNATURE OF DEPARTMENT OF COMMERCE GRANTS OFFICER                                                                DATE
Betty L. Cassidy                           /s/ BETTY L. CASSIDY
Grants Officer, Office of Executive Assistance Management                                                         8/10/99
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TYPED NAME, TYPED TITLE, AND SIGNATURE OF AUTHORIZED RECIPIENT OFFICIAL
                                                       David M. Graves
          /s/ D.M. Graves                              Director, Business Affairs                                 8/18/99
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                            SPECIAL AWARD CONDITIONS
                                  NCR 92-18742
                         Amendment Number Sixteen (16)

1. The time line for the development of the Shared Registration System stated in Amendment Number 11, Shared Registry Section, as revised, is revised as follows:

         3. BY APRIL 26, 1999, NSI will establish a test bed supporting actual registrations in com, net and org by 5 registrars accredited by NewCo (Accredited Registrars). (Phase 1) Effective August 6, 1999, Accredited Registrars in addition to the 5 initial Phase 1 Accredited Registrars will be eligible to participate in Phase I deployment of the Shared Registration System provided that they have executed the Registrar License and Agreement and Confidentiality Agreement approved for use during Phase 1.

         4. BY SEPTEMBER 10, 1999, the Shared Registration System will be deployed by NSI and available to support multiple licensed Accredited Registrars offering registration services within the gTLDs for which NSI now acts as a registry. (Phase 2)

2. Except as modified by this amendment, the terms and conditions of this Cooperative Agreement, as previously amended, remain unchanged.